EXHIBIT 10.2

This instrument, when recorded,

should be returned to:

Christopher J. Moore

Orrick, Herrington & Sutcliffe LLP

666 Fifth Avenue

New York, NY  10103-0001

Cross Reference:

Book 1409

Floyd County, Georgia

AMENDMENT NO. 1 TO DEED TO SECURE DEBT,

ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO DEED TO SECURE DEBT, ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT  (P1) (this “Amendment”) is made as of May 22, 2009, by and between (i) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigned, called “RMLC”), and (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to SunTrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (herein, together with its successors and permitted assigns, called the “Co-Trustee” or the “Secured Party”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Facility Sublease Assignment Agreement (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, in connection with the transactions contemplated by the Participation Agreement, RMLC secured the payment, performance and observance of certain of its obligations under the Participation Agreement and the other Operative Documents, granting a lien, security interest and security title in favor of the Secured Party in and to the Sublease Collateral pursuant to the Deed to Secure Debt, Assignment of Surety Bond and Security Agreement (P1), dated as of December 30, 1996 and filed for record on August 7, 1997 in Book 1409 Page 545 of the Floyd County, Georgia land records (the “Facility Sublease Assignment Agreement”);

WHEREAS, pursuant to Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire Hathaway Assurance Corporation (“Berkshire”) to issue and deliver to the Facility Sublessor and the Facility Lessor, a Qualifying Sublease Surety Bond (the “Berkshire Sublease Surety Bond”) without releasing Surety Bond (Facility Sublease-P1) No. SF0004BE, issued on December 31, 1996 by Ambac Assurance Corporation, formerly known as AMBAC Indemnity Corporation; and

WHEREAS, in connection with the issuance by Berkshire of the Berkshire Sublease Surety Bond, each of the parties hereto wishes to amend the Facility Sublease Assignment Agreement in accordance with the terms set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Appendix A (Definitions) to the Facility Sublease Assignment Agreement

Appendix A to the Facility Sublease Assignment Agreement is hereby amended as follows:

(i)            by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)           by adding the following definitions thereto:

 “AMBAC Sublease Surety Bond” shall mean the Amended and Restated Surety Bond (Facility Sublease-P1) No. SF0004BE issued on May 22, 2009 by AMBAC in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

Section 2.              Other Amendments to the Facility Sublease Assignment Agreement

(a)           The numbered paragraph 3 of the Granting Clause of the Facility Sublease Assignment Agreement is hereby amended by inserting the words “the AMBAC Sublease Surety Bond,” prior to the words “the Qualifying Sublease Surety Bond”.

(b)           Section 4.1(A)(i) of the Facility Sublease Assignment Agreement is hereby amended by inserting the words “the AMBAC Sublease Surety Bond,” prior to the words “the Qualifying Sublease Surety Bond”.

(c)           Clause (b) of Section 6 of the Facility Sublease Assignment Agreement is hereby amended by inserting the words “the AMBAC Sublease Surety Bond,” prior to the words “the Qualifying Sublease Surety Bond”.

(d)           Clause (c) of Section 7 of the Facility Sublease Assignment Agreement is hereby amended and replaced in its entirety with the following:

“(c) terminate, amend or modify, or waive compliance with any term, covenant, agreement or condition of the Sublease Documents, the AMBAC Sublease Surety

Bond, the Berkshire Sublease Surety Bond (or any Qualifying Sublease Surety Bond or Qualifying Letter of Credit issued in replacement of the Berkshire Sublease Surety Bond, whether such surety bond or letter of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) or Qualifying Additional Security or”.

Section 3.              Reference to Facility Sublease Assignment Agreement

Except as herein amended, the Facility Sublease Assignment Agreement shall remain in full force and effect.  As amended hereby, the Facility Sublease Assignment Agreement is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Facility Sublease Assignment Agreement made in the Facility Sublease Assignment Agreement or in any agreement, document or instrument executed and delivered by the parties hereto in connection therewith, shall mean and be a reference to the Facility Sublease Assignment Agreement, as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.              Amendments and Waivers

No term, covenant, agreement or condition of this Amendment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

Section 5.              Successors and Assigns

(a)           This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

(b)           Except as expressly provided herein or in any other Operative Documents, RMLC may not assign its interests herein without the consent of the Secured Party.  Except as expressly provided in the Operative Documents, the Secured Party may not assign its interests herein during the Facility Sublease Term without the consent of RMLC.

Section 6.              Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

Section 7.              Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 8.              Counterparts

This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 9.              Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Amendment.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under Applicable Law, and that, except as otherwise required by Applicable Law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

ROCKY MOUNTAIN LEASING CORPORATION

By:	/s/ Elizabeth B. Higgins
	Name:	Elizabeth B. Higgins
	Title:	President

Attest:	/s/ Patricia N. Nash
	Name:	Patricia N. Nash
	Title:	Assistant Secretary

Signed, sealed and delivered in the presence of:

/s/ Thomas J. Brendiar
Unofficial Witness

/s/ Sharon H. Wright
Notary Public

My commission expires:	October 14, 2011

[Notary Seal]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement

By:	/s/ Jack Ellerin
	Name:	Jack Ellerin
	Title:	Vice President

Signed, sealed and delivered in the presence of:

/s/ Muriel Shaw
Unofficial Witness

/s/ Sonia S. Henry
Notary Public

My commission expires:	July 21, 2012

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Assistant Secretary

By:	/s/ Margaret Schaubeck
	Name:	Margaret Schaubeck
	Title:	Assistant Treasurer

Signed, sealed and delivered in the presence of:

/s/ Geert C. Kortlandt
Unofficial Witness

/s/ Shannon Smith
Notary Public

My commission expires:	November 5, 2011

[Notary Seal]

SCHEDULE TO EXHIBIT 10.2

AMENDMENT NO. 1 TO DEED TO SECURE DEBT, ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT (P1)

The following table indicates for each transaction the name of the corresponding Owner Participant:

Amendment to Agreement	Date	Owner Participant

P2	May 22, 2009	Philip Morris Capital Corporation

F3	May 22, 2009	First Chicago Leasing Corporation

F4	May 22, 2009	First Chicago Leasing Corporation

N6	May 22, 2009	Philip Morris Capital Corporation (transferee from NationsBanc Leasing & R.E. Corporation)